UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

(Date of earliest event reported): June 2, 2010

Tanger Factory Outlet Centers, Inc.

Tanger Properties Limited Partnership

(Exact Name of Registrant as Specified in Charter)

North Carolina North Carolina	1-11986 33-3526-01	56-1815473 56-1822494
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Northline Avenue, Suite 360 Greensboro, NC 27408

(Address of Principal Executive Offices, including Zip Code)

3200 Northline Avenue, Suite 360 Greensboro, NC 27408

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (336) 292-3010

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 2, 2010, Tanger Factory Outlet Centers, Inc. (the “Company”), and its operating partnership, Tanger Properties Limited Partnership (the “Operating Partnership”), entered into an underwriting agreement (the “Underwriting Agreement”) with Banc of America Securities LLC, Wells Fargo Securities, LLC and BB&T Capital Markets, a division of Scott & Stringfellow, LLC, pursuant to which the Operating Partnership agreed to sell $300 million in aggregate principal amount of 6.125% Senior Notes due 2020 (the “Notes”). The Notes were offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant a shelf registration statement on Form S-3. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

The Notes are governed by the Indenture, dated as of March 1, 1996, among the Operating Partnership, the Company, and U.S. Bank National Association (as successor in interest to Street Bank and Trust Company), as supplemented by the Fourth Supplemental Indenture, dated as of November 5, 2005, the Fifth Supplemental Indenture, dated as of August 16, 2006, the Sixth Supplemental Indenture, dated as of July 2, 2009, and the Seventh Supplemental Indenture, dated as of June 7, 2010, and as further amended or supplemented from time to time. A copy of the Seventh Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation

The information in Item 1.01 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are included with this Current Report:

Exhibit 1.1	Underwriting Agreement, dated June 2, 2010, by and among Tanger Factory Outlet Centers, Inc, Tanger Properties Limited Partnership, Banc of America Securities LLC, Wells Fargo Securities, LLC and BB&T Capital Markets, a division of Scott & Stringfellow, LLC.

Exhibit 4.1	Seventh Supplemental Indenture to the Senior Indenture, dated as of June 7, 2010, among Tanger Properties Limited Partnership and U.S. Bank National Association (as successor in interest to Street Bank and Trust Company).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2010

TANGER FACTORY OUTLET CENTERS, INC.

By:	/s/ Frank C. Marchisello, Jr.
Frank C. Marchisello, Jr.
Executive Vice President, Chief Financial Officer and Secretary

TANGER PROPERTIES LIMITED PARTNERSHIP

By:	TANGER GP TRUST, sole general partner

By:	/s/ Frank C. Marchisello, Jr.
Frank C. Marchisello, Jr.
Vice President, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.

Exhibit 1.1	Underwriting Agreement, dated June 2, 2010, by and among Tanger Factory Outlet Centers, Inc, Tanger Properties Limited Partnership, Banc of America Securities LLC, Wells Fargo Securities, LLC and BB&T Capital Markets, a division of Scott & Stringfellow, LLC.

Exhibit 4.1	Seventh Supplemental Indenture to the Senior Indenture, dated as of June 7, 2010, among Tanger Properties Limited Partnership and U.S. Bank National Association (as successor in interest to Street Bank and Trust Company).

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